UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2020

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US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd., Suite 1000

Boise, Idaho 83702

(Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant's telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to Purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 2, 2020, US Ecology, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors (the “Board”) formed a Corporate Responsibility and Risk Committee (the “Committee”) to oversee and monitor the Company’s enterprise-wide approach to risk management and provide guidance to management with respect to social and environmental initiatives, among other matters. The Committee will be comprised of Board members Melanie Steiner, Glenn A. Eisenberg, Daniel Fox, and John T. Sahlberg, with Melanie Steiner as its chair. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including Exhibit 99.1) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of US Ecology, Inc. dated April 2, 2020

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Ecology, Inc.

Date: April 3, 2020	By:	/s/ ERIC L GERRATT
Eric L Gerratt
Executive Vice President and Chief Financial Officer

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